SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): January 7, 2002

                             DYCOM INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


         FLORIDA                      0-5423                    59-1277135
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)


4440 PGA Boulevard, Palm Beach Gardens, Florida                   33410
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (561) 627-7171

Item 5.       Other Events.
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         On January 7, 2002, Dycom Industries, Inc., a Florida corporation ("Dycom"), issued a press release announcing that it had entered into an Agreement and Plan of Merger, dated as of January 6, 2002, with Arguss Communications, Inc., a Delaware corporation, and Troy Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Dycom. A copy of the press release is attached hereto as Exhibit 99.1 and Dycom hereby incorporates the press release herein by reference.

Item 7.       Financial Statements and Exhibits.
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(c)      Exhibits.

Exhibit No.       Description
-----------       --------------
    99.1          Press Release, dated January 7, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DYCOM INDUSTRIES, INC.

                                             By  /s/ Steven E. Nielsen
                                                 --------------------------
                                                 Name:   Steven E. Nielsen
                                                 Title:  President and
                                                         Chief Executive Officer


Date:    January 7, 2002

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       --------------
    99.1          Press Release, dated January 7, 2002.